CONSENT OF COUNSEL


We hereby consent to the use of our name as legal counsel in the Registration Statement filed on Form SB-1 pursuant to the Securities Act of 1933 (the ("Act") by Leapfrog Smart Products, Inc..


                             NADEAU & SIMMONS, P.C.


                             /S/ Nadeau & Simmons, P.C.
                             By:_____________________________


                             Providence, RI May 31, 2000